OPERATING RISK	12 Months Ended
Jun. 30, 2011
OPERATING RISK
NOTE 18 - OPERATING RISK

The Company has significant investments in the PRC.  The operating results of the Company may be adversely affected by changes in the political and social conditions in the PRC, and by changes in Chinese government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods taxation, among other things.  There can be no assurance, however, those changes in political and other conditions will not result in any adverse impact.

Most of the Company’s customers are located in the PRC. The Company had no customer that individually comprised 10% or more of revenue for the years ended June 30, 2009, 2010 and 2011.

The Company has no customer that individually comprised 10% or more of the outstanding balance as of June 30, 2010 and 2011.